SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                 --------------

                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


    Date of Report (Date of earliest event reported):  May 20, 2003
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                                MOVIE STAR, INC.
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               (Exact Name of Registrant as Specified in Charter)

           New York                    1-5893                   13-5651322
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(State or Other Jurisdiction        (Commission               (IRS Employer
     of Incorporation)              File Number             Identification No.)




   1115 Broadway, New York, New York                        10010
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(Address of Principal Executive Offices)                  (Zip Code)




Registrant's telephone number, including area code:  (212) 684-3400
                                                     --------------



                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)




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Item 4. Changes in Registrant's Certifying Accountant

     (a) Previous independent accountants
         --------------------------------

               (i)  Effective  May  20,  2003,  Movie  Star,  Inc.   ("Company")
dismissed Deloitte & Touche LLP as its independent accountants.

               (ii) The reports of Deloitte & Touche LLP on the Company's consolidated financial statements for the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

               (iii)The Company's Audit Committee participated in and approved the decision to change independent accountants.

               (iv) In connection with its audits for the two most recent fiscal years and through May 20, 2003, there have been no disagreements with Deloitte & Touche LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Deloitte & Touche LLP, would have caused them to make reference to the subject matter of the disagreement in connection with their reports.

               (v) During the two most recent fiscal years and through May 20, 2003, there have been no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

               (vi) The Company requested that Deloitte & Touche LLP furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter is attached as Exhibit 16.1 to this Form 8-K.

     (b) New independent accountants
         ---------------------------

               The Company engaged Mahoney Cohen & Company, CPA, P.C. as its new independent accountants as of May 20, 2003. During the two most recent fiscal years and through May 20, 2003, the Company has not consulted with Mahoney Cohen & Company, CPA, P.C. regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, and no written report or oral advice was provided to the Company concluding there was an important factor to be considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in
Item 304(a)(1)(iv) of Regulation S-K.

Item 7.  Financial Statement and Exhibits

         (c) Exhibits:

          16.1    Letter from Deloitte & Touche LLP dated May 20, 2003.

          99.1    Press release dated May 27, 2003.

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:   May 27, 2003                      MOVIE STAR, INC.



                                       By: /s/ Melvyn Knigin
                                           -------------------------------------
                                           Melvyn Knigin
                                           President and Chief Executive Officer